INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2022
Income tax [Abstract]
Income Tax Expense	Income Tax Expense

For the years ended December 31	2022	2021
Tax on profit
Current tax
Charge for the year	$699	$1,031
Adjustment in respect of prior years[1]	6	(32)
	$705	$999
Deferred tax
Origination and reversal of temporary differences in the current year	($52)	$289
Adjustment in respect of prior years[1]	11	56
	($41)	$345
Income tax expense	$664	$1,344
Tax expense related to continuing operations
Current
Canada	($8)	($9)
International	713	1,008
	$705	$999
Deferred
Canada	$3	$38
International	(44)	307
	($41)	$345
Income tax expense	$664	$1,344
[1]Includes adjustments to equalize the difference between prior year's tax return and the year-end provision.

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2022	2021
At 26.5% statutory rate	$446	$1,228
Increase (decrease) due to:
Allowances and special tax deductions[1]	(146)	(138)
Impact of foreign tax rates[2]	(146)	(84)
Non-deductible expenses / (non-taxable income)	(38)	118
Goodwill impairment charges not tax deductible	325	—
Taxable gains on sales of non-current assets	1	24
Net currency translation losses on current and deferred tax balances	59	23
Tax impact from pass-through entities and equity accounted investments	(196)	(330)
Current year tax results sheltered by previously unrecognized deferred tax assets	33	(18)
Recognition and de-recognition of deferred tax assets	15	(31)
Adjustments in respect of prior years	17	24
Increase to income tax related contingent liabilities	13	19
Impact of tax rate changes	—	66
Withholding taxes	82	110
Mining taxes	201	323
Tax impact of amounts recognized within accumulated OCI	(7)	8
Other items	5	2
Income tax expense	$664	$1,344
1We are able to claim certain allowances, incentives and tax deductions unique to extractive industries that result in a lower effective tax rate.
2We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.
Currency Translation
Current and deferred tax balances are subject to remeasurement for changes in foreign currency exchange rates each period. This is required in countries where tax is paid in local currency and the subsidiary has a different functional currency (e.g. US dollars). The most significant balances relate to Argentine and Malian tax liabilities.
In 2022 and 2021, a tax expense of $59 million and $23 million, respectively, arose from translation losses on tax balances, mainly due to the weakening of the Argentine peso and the West African CFA franc against the US dollar. These net translation losses are included within income tax expense.

Withholding Taxes
In 2022, we have recorded $29 million (2021: $66 million related to Argentina, Côte d’Ivoire, Saudi Arabia and the United States) of dividend withholding taxes related to the undistributed earnings of our subsidiaries in Argentina and the United States. We have also recorded $36 million (2021: $33 million related to Argentina, Saudi Arabia and the United States) of dividend withholding taxes related to the distributed earnings of our subsidiaries in Tanzania and the United States.

Nevada Mining Education Tax
A new mining excise tax applied to gross proceeds became effective on July 1, 2021 following the passing of Assembly Bill 495 at the Nevada Legislative Session that ended on May 31, 2021. The revenue generated by this new excise tax will be directed towards education. The new excise tax is a tiered tax, with the maximum rate at 1.1%. First payment in relation to the 2021 year was made in March 2022.
The bill does not take into consideration expenses or costs incurred to generate gross proceeds; therefore, this tax is treated as a gross receipts tax and not as a tax that is based on income subject to IAS 12. As a result, this new tax is reported as a component of cost of sales and not as an income tax expense.

United States Tax Reform
In August 2022, President Joe Biden signed into law the Inflation Reduction Act (“the Act”). The Act includes a 15% corporate alternative minimum tax (“CAMT”) that is imposed on applicable financial statement income (“AFSI”). The CAMT is effective for tax years beginning after December 31, 2022. Barrick is subject to CAMT because the Company meets the applicable income thresholds for a foreign-parented multi-national group.
On December 27, 2022, the US Treasury Department and the US Internal Revenue Service issued initial guidance regarding the application of the CAMT. A 60-day consultation period for business has commenced, and we are providing comments.

Nevada Gold Mines
Nevada Gold Mines is a limited liability company treated as a flow through partnership for US tax purposes. The partnership is not subject to federal income tax directly, but each of its partners is liable for tax on its share of the profits of the partnership. As such, Barrick accounts for its current and deferred income tax associated with the investment (61.5% share) following the principles in IAS 12.
Mining Taxes
In addition to corporate income tax, we pay mining taxes in the United States (Nevada), the Dominican Republic, Canada (Ontario) and Peru. Nevada Gold Mines is subject to a Net Proceeds of Minerals tax in Nevada at a rate of 5% and the tax expense recorded in 2022 was $88 million (2021: $136 million). Other significant mining taxes include the Dominican Republic’s Net Profits Interest tax, which is determined based on cash flows as defined by the Pueblo Viejo Special Lease Agreement. A tax expense of $110 million (2021: $180 million) was recorded for this in 2022. Both taxes are included on a consolidated basis in the Company's consolidated statements of income.
Impairments
In 2022, we recorded net impairment charges of $483 million (2021: net impairment reversals of $63 million) for non-current assets and $1,188 million (2021: $nil) for goodwill. Refer to note 21 for further information.
A deferred tax recovery of $193 million (2021: deferred tax expense of $nil related to the impairment reversal at Lagunas Norte) was recorded related to the impairments at Veladero, Long Canyon and Lumwana. There was no tax impact from the goodwill impairment recognized at Loulo-Gounkoto.